Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Note 10. Income Taxes
Prior to Separation
During the periods presented in the unaudited condensed consolidated and combined financial statements, our operations were generally included in the tax grouping of other Lilly entities within the respective entity's tax jurisdiction; however, in certain jurisdictions, we filed separate tax returns. Prior to the Separation, the income tax expense included in these financial statements has been calculated using the separate return basis as if Elanco filed separate tax returns.
For the three and nine months ended September 30, 2018, we incurred $18.6 million and $46.2 million, respectively, of income tax expense. For the three and nine months ended September 30, 2018, the effective tax rate of 23.6% and 39.7%, respectively, was primarily attributable to a net operating loss in the U.S. for which no tax benefit was recognized and a valuation allowance was recorded.
For the three and nine months ended September 30, 2017, despite reporting a loss before taxes of $9.1 million and $77.2 million, respectively, we incurred $11.6 million and $72.0 million of income tax expense. The tax expense recorded related primarily to income generated in certain foreign jurisdictions as no tax benefit was recorded for U.S. net operating losses.
In December 2017, the President of the U.S. signed into law the Tax Cuts and Jobs Act (2017 Tax Act), which includes significant changes to the U.S. corporate income tax system, including a reduction in the corporate income tax rate, transition to a territorial tax system, and modifications to the international tax provisions. At September 30, 2018, our accounting for the 2017 Tax Act is incomplete; however, we expect to complete our accounting by December 2018. As discussed in our combined financial statements and accompanying notes as of and for the year ended December 31, 2017 included in our IPO Prospectus, we recorded provisional adjustments for effects that we were able to reasonably estimate. Those effects included the one-time repatriation transition tax (also known as the Toll Tax), re-measurement of deferred tax assets and liabilities, unremitted earnings, executive compensation, and uncertain tax positions. At December 31, 2017, we were not able to make reasonable estimates for Global Intangible Low-Taxed Income (GILTI) deferred taxes or changes to the valuation allowances; therefore, we did not record provisional amounts. We are still evaluating the effects of the GILTI provisions and assessing our valuation allowances, and we have not yet concluded upon our accounting policy election with respect to GILTI deferred taxes or the application of intra entity transfers of inventory; therefore, the estimated annual effective tax rate reflects GILTI as a period expense. For the three and nine months ended September 30, 2018, we have not made any additional measurement-period adjustments related to provisional amounts as we are continuing to collect and analyze additional information as well as evaluate the interpretations and assumptions made. Updates to the calculations may result in material changes to the provisional adjustments recorded at December 31, 2017 and the estimated annual effective tax rate.
As part of Lilly, we are included in Lilly's U.S. tax examinations by the Internal Revenue Service (IRS). The IRS examination of tax years 2013-2015 began in 2016. While we believe it is reasonably possible that this audit could reach a resolution within the next twelve months, the IRS examination of tax years 2013-2015 remains ongoing. For periods prior to the Separation, Lilly will retain the liabilities related to such IRS audit resolutions.
Impact of Separation
In connection with the Separation, we entered into a tax matters agreement (TMA) with Lilly that, among other things, formalized our agreement related to the responsibility for historical tax positions for the periods prior to the Separation for jurisdictions where our business was included in the consolidated or combined tax returns of Lilly. The TMA also established a tax sharing agreement for jurisdictions where our business will continue to be included in Lilly's consolidated or combined tax returns for a period of time.
Based on the TMA, Lilly retained the tax benefits and liabilities associated with all periods prior to the Separation date for any jurisdiction where we were included in a consolidated or combined tax return. The financial statements for periods prior to Separation included certain deferred tax assets related to tax credit and net operating loss carryovers that resulted from our tax expense being calculated on a separate return basis that will not transfer to us either because they were used by Lilly or are retained by Lilly and reflected certain tax liabilities that will be retained by Lilly. We recorded an adjustment to our consolidated balance sheet at the date of Separation to reflect our tax positions based on the TMA. This resulted in a decrease in tax liabilities by $31.2 million as these tax liabilities will be retained by Lilly.
At September 30, 2018, we have net operating losses for international tax purposes of approximately $190 million which will expire between 2022 and 2028. These net operating losses are partially reserved. Deferred tax assets related to state net operating losses are $6.2 million. The state net operating losses will generally expire between 2035 and 2037.

Note 11: Income Taxes

During the periods presented in the combined financial statements, Elanco was generally included in the tax grouping of other Lilly entities within the respective entity’s tax jurisdiction; however, in certain jurisdictions, Elanco filed separate tax returns. The income tax (benefit)/expense included in these combined financial statements has been calculated using the separate return basis, as if Elanco filed separate tax returns.

2017 Tax Act

In December 2017, the President of the U.S. signed into law the Tax Cuts and Jobs Act (2017 Tax Act). The 2017 Tax Act includes significant changes to the U.S. corporate income tax system, such as the reduction in the corporate income tax rate from 35 percent to 21 percent, transition to a territorial tax system, changes to business related exclusions, deductions and credits, and modifications to international tax provisions, including a one‑time repatriation transition tax (also known as the ‘Toll Tax’) on unremitted foreign earnings.

GAAP requires that the income tax accounting effects from a change in tax laws or tax rates be recognized in continuing operations in the reporting period that includes the enactment date of the change. These effects include, among other things, re‑measuring deferred tax assets and liabilities, evaluating deferred tax assets for valuation allowances and assessing the impact of the Toll Tax and certain other provisions of the 2017 Tax Act. Our accounting for the tax effects of the enactment of the 2017 Tax Act was not complete as of December 31, 2017; however, in certain cases, as described below, we have made a reasonable estimate. In other cases, we have not been able to make a reasonable estimate and continued to account for those items based on our existing accounting model under ASC 740, Income Taxes and the provisions of the tax laws that were in effect immediately prior to enactment. For the items for which we were able to determine a reasonable estimate, we recognized a provisional benefit of $33.1 million, which is included as a component of income tax expense (benefit) from continuing operations. This amount represents $33.1 million attributable to the re‑measurement of deferred taxes and no amount for the Toll Tax.

Our estimate of the impact of the 2017 Tax Act is based upon our analysis and interpretations of currently available information. Uncertainties remain regarding the impact of the 2017 Tax Act due to future regulatory and rulemaking processes, prospects of additional corrective or supplemental legislation and potential trade or other litigation. These uncertainties, along with our completion of the calculations and potential changes in our initial assumptions as new information becomes available, could cause the actual charge to ultimately differ materially from the provisional amount recorded in 2017 related to the enactment of the 2017 Tax Act.

We have included provisional amounts based upon reasonable estimates for the following:

•	Toll Tax

The 2017 Tax Act imposes a one‑time Toll Tax on unremitted foreign earnings and profits (E&P) at two different tax rates, with a higher tax rate applied to amounts held in cash and liquid assets. We have not yet completed our calculations of the items composing the Toll Tax, including the total post‑1986 E&P of our foreign subsidiaries and amounts held as cash and liquid assets; therefore, we have not recorded a provisional amount for federal and state income taxes. The amount is also subject to change as we assimilate the new laws and subsequent regulations, interpretations and guidance as they are issued. The impact to state income tax expense is also subject to change based upon revisions ultimately made to the Toll Tax calculation, changes in our assumptions related to state taxation of the income used to calculate the Toll Tax and future guidance that may be issued.

•	Re‑measurement of deferred tax assets and liabilities

The 2017 Tax Act reduced the U.S. corporate income tax rate from 35 percent to 21 percent effective January 1, 2018. GAAP requires deferred tax assets and liabilities to be measured at the enacted tax rate expected to apply when these temporary differences are to be realized or settled. As a result, we determined the amount recorded to income tax expense in continuing operations by using temporary differences that approximated our deferred tax balances at the date of enactment considering any material transactions that occurred between the enactment date and December 31, 2017. We assessed the need for valuation allowances as a result of re‑measuring existing temporary differences and considering tax attribute balances; changes recorded to valuation allowances are also reflected in the 2017 Tax Act — provisional adjustment. Re‑measurement of the deferred tax assets and liabilities in addition to assessment of valuation allowances is subject to uncertainties given that approximated balances were utilized for the enactment date and tax accounting method changes may be considered.

Under GAAP, the effect of a change in tax law is recorded as a component of the income tax expense (benefit) related to continuing operations in the period of enactment.

•	Executive compensation

The 2017 Tax Act includes changes to the taxation of executive compensation. We have recorded a provisional amount based upon our estimates, interpretations of the new law and external guidance.

We could not make a reasonable estimate; therefore, we did not record a provisional amount for the following items:

•

The 2017 Tax Act includes an international tax provision for the taxation of Global Intangible Low‑Taxed Income (GILTI) effective January 1, 2018. Questions have surfaced as to whether the income taxes related to GILTI should be recorded in the period the tax arises or whether deferred taxes should be established for basis differences that upon reversal might be subject to GILTI. ASC 740 does not provide clear guidance on this topic and companies are allowed to make an accounting policy election. We have recorded no provisional amount for GILTI deferred taxes as more time is needed to analyze the data in order to make an accounting policy election.

•

The 2017 Tax Act includes significant changes to the U.S. international tax provisions, including GILTI, Base Erosion Anti‑abuse Tax and Foreign Derived Intangible Income. For purposes of analyzing valuation allowances for net operating loss and tax credit carryforwards, we recorded no provisional amount for release of valuation allowances as more time is needed to analyze the data.

We will continue to assess the impact of the 2017 Tax Act on our combined financial statements during the measurement period, which should be no longer than one year from the 2017 Tax Act enactment date. As discussed above, the 2017 Tax Act included numerous changes to the U.S. tax system. We have made a good faith effort to identify items for which no reasonable estimate was made; however, additional items requiring accounting may be identified as we complete our analysis and new information becomes available. Therefore, no reasonable estimate has been made for items in the new tax law that have not been identified.

Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting based on enacted tax laws and rates.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate resolution.

Following is the composition of income (loss) before income tax expense (benefit):

	2017	2016	2015
Federal	$(133.2)	$(12.5)	$(51.1)
Foreign	(99.4)	(9.9)	(208.4)
Loss before income taxes	$(232.6)	$(22.4)	$(259.5)

Following is the composition of income tax expense (benefit):

	2017	2016	2015
Current:
Foreign	$91.6	$31.1	$28.0
State	(0.1)	0.3	(0.5)
Total current tax expense	91.5	31.4	27.5
Deferred:
Federal	42.6	18.4	(12.6)
Foreign	(16.6)	(26.8)	(66.9)
State	(6.3)	2.5	3.3
2017 Tax Act — provisional	(33.1)	—	—
Total deferred tax benefit	(13.4)	(5.9)	(76.2)
Income taxes	$78.1	$25.5	$(48.7)

Significant components of our deferred tax assets and liabilities as of December 31 are as follows:

	2017	2016
Deferred tax assets:
Compensation and benefits	$34.8	$46.0
Accruals and reserves	12.0	16.9
Tax credit carryovers	19.2	15.8
Tax loss carryovers	144.9	58.7
Other	26.6	36.4
Total gross deferred tax assets	237.5	173.8
Valuation allowances	(127.7)	(39.1)
Total deferred tax assets	109.8	134.7
Deferred tax liabilities:
Intangibles	(165.2)	(192.9)
Property and equipment	(43.1)	(55.1)
Other	(7.4)	(12.6)
Total deferred tax liabilities	(215.7)	(260.6)
Deferred tax liabilities — net	$(105.9)	$(125.9)

Deferred tax assets and liabilities reflect the provisional impact of re‑measurement resulting from the 2017 Tax Act.

The deferred tax assets and related valuation allowance amounts for U.S. federal and state net operating losses and tax credits shown above have been reduced for differences between financial reporting and tax return filings.

At December 31, 2017, we have tax credit carryovers of $19.2 million available to reduce future income taxes; $1.8 million, if unused, will expire by 2037. The remaining portion of the tax credit carryovers is related to federal tax credits of $4.5 million and state tax credits of $12.9 million, all of which are fully reserved.

At December 31, 2017, we had net operating losses and other carryovers for international and U.S. federal income tax purposes of $628.1 million: $0.7 million will expire by 2022; $540.1 million will expire between 2023 and 2037; and $87.3 million of the carryovers will never expire. Net operating losses and other carryovers for international and U.S. federal income tax purposes are partially reserved. Deferred tax assets related to state net operating losses of $23.2 million are fully reserved.

As described in our significant accounting policies, we have prepared our income taxes on a stand‑alone tax basis, and as a result, tax credit and net operating loss carryovers may not be available for our use in future periods as they may have already been used in Lilly consolidated or combined tax return filings or they may be retained by Lilly upon our separation.

The movements in the valuation allowance are as follows:

	2017	2016
January 1	$(39.1)	$(20.5)
Increase	(97.4)	(21.1)
Release	8.8	2.5
December 31	$(127.7)	$(39.1)

The 2017 Tax Act introduces international tax provisions that significantly change the U.S. taxation of foreign earnings. At December 31, 2017, no U.S. taxes or foreign withholding taxes have been accrued on unremitted earnings of our foreign subsidiaries as they are considered indefinitely reinvested for continued use in our foreign operations. This provisional amount is subject to change based upon final calculations of the Toll Tax.

Cash payments of income taxes were as follows:

	2017	2016	2015
Cash payments of income taxes	$35.7	$53.6	$17.5

The 2017 Tax Act provides an election to taxpayers subject to the Toll Tax to make payments over an eight year period with the first payment due on the original filing due date of the 2017 federal income tax return. While the Toll Tax calculation is provisional, we believe we will not owe a Toll Tax liability. However, we intend to make this election in the event that our final calculation indicates an amount due; therefore, future cash payments of income taxes may include Toll Tax installments.

The following is a reconciliation of the income tax expense (benefit) applying the U.S. federal statutory rate to income before income taxes to reported income tax expense:

	2017	2016	2015
Income tax at the U.S. federal statutory tax rate	$(81.4)	$(7.8)	$(90.8)
Add (deduct):
International operations and change in foreign tax rates	55.6	8.4	38.4
State taxes	5.4	2.8	2.4
Income tax credits	(1.8)	(1.7)	(1.5)
Foreign inclusion items	4.2	2.4	0.1
Change in uncertain tax positions	6.2	5.2	1.5
Change in valuation allowance	122.2	18.1	1.7
2017 Tax Act — provisional	(33.1)	—	—
Other	0.8	(1.9)	(0.5)
Income taxes	$78.1	$25.5	$(48.7)

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	2017	2016	2015
Beginning balance at January 1	$25.7	$25.5	$18.5
Additions based on tax positions related to the current year	7.9	7.4	3.7
Additions for tax positions of prior years	—	—	6.4
Settlements	(4.0)	(7.1)	(2.4)
Changes related to the impact of foreign currency translation	—	(0.1)	(0.7)
Ending balance at December 31	$29.6	$25.7	$25.5

The total amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate was $29.6 million and $25.7 million at December 31, 2017 and 2016, respectively. Upon our separation, these tax benefits may not be available to us as the tax benefits are attributed to the legal entity which may remain with Lilly.

We file income tax returns in the U.S. federal jurisdiction and various state, local and non‑U.S. jurisdictions. Certain of these income tax returns are filed on a consolidated or combined basis with Eli Lilly and Company and/or its subsidiaries. We are no longer subject to U.S. federal, state and local, or non‑U.S. income tax examinations in most major taxing jurisdictions for years before 2013.

As part of Lilly, we are included in its U.S. tax examinations by the Internal Revenue Service. The U.S. examination of tax years 2010‑2012 commenced during the fourth quarter of 2013 and was effectively settled in 2016 with an immaterial impact to cash tax payments, gross uncertain tax positions and combined returns of operations. The U.S. examination of 2013‑2015 began in 2016. While we believe it is reasonably possible that this audit could reach resolution within the next 12 months, the IRS examination of tax years 2013 - 2015 remains ongoing. Therefore, it is not possible to reasonably estimate the change to unrecognized tax benefits and the related future cash flows.

We recognize both accrued interest and penalties related to unrecognized tax benefits in income tax expense (benefit). We recognized income tax (benefit) expense related to interest and penalties as follows:

	2017	2016	2015
Income tax expense (benefit)	$2.5	$5.5	$2.6

At December 31, 2017 and 2016, our accruals for the payment of interest and penalties totaled $17.0 million and $14.5 million, respectively.